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                                                                    EXHIBIT 99.4


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our report dated January 24, 2000 on the consolidated financial statements of Chicago Title Corporation included in this Current Report on Form 8-K of Fidelity National Financial, Inc.

                                             /s/ KPMG LLP

Chicago, Illinois
April 10, 2000